Exhibit 10.3

RESTRICTED STOCK AWARD AGREEMENT

UNDER THE

FERMI INC.

2025 LONG-TERM INCENTIVE PLAN

1. Award of Restricted Stock. Pursuant to the Fermi Inc. 2025 Long-Term Incentive Plan (the “Plan”) for Employees, Contractors, and Outside Directors of Fermi Inc., a Texas corporation (the “Company”) and its Subsidiaries, the Company hereby grants to

____________________

(the “Participant”)

an Award of Restricted Stock in accordance with Section 6.4 of the Plan. The number of shares of Common Stock awarded under this Restricted Stock Award Agreement (the “Agreement”) is [___________] shares (the “Awarded Shares”). The “Date of Grant” of this Award is [_________ __, 20__].

2. Subject to Plan. This Agreement is subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent inconsistent with the provisions of this Agreement. The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan, except as otherwise expressly provided herein. This Agreement is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing.

3. Vesting; Forfeiture. Awarded Shares which have become vested pursuant to the terms of this Section 3 are collectively referred to herein as “Vested Shares.” All other Awarded Shares are collectively referred to herein as “Unvested Shares.”

a. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, one hundred percent (100%) of the Awarded Shares shall vest on the earlier of (i) the one year anniversary of the Date of Grant, or (ii) the next annual meeting of the shareholders, provided that such annual meeting of the shareholders occurs at least 52 weeks following the prior annual meeting of the shareholders, and further provided that the Participant is employed by or providing services to the Company or a Subsidiary on such date.

b. Except as otherwise provided by Sections 3.c and 3.d. hereof, immediately upon the Participant’s Termination of Service for any reason, the Participant shall be deemed to have forfeited all of the Participant’s Unvested Shares.

c. Notwithstanding the foregoing, in the event that a Change in Control occurs, then 100% of the Unvested Shares shall immediately become Vested Shares upon such Change in Control, provided that the Participant is employed by or providing services to the Company or a Subsidiary on such date.

d. Notwithstanding the foregoing, if the Participant’s employment with or services to the Company or any of its Subsidiaries terminates by reason of the Participant’s death or Total and Permanent Disability or by the Company or one of its Subsidiaries without Cause all Unvested Shares shall immediately become Vested Shares upon such termination.

e. For purposes of this Agreement, “Cause” shall mean (i) the Participant’s conviction or plea of guilty or nolo contendere to any felony (or to a felony charge reduced to a misdemeanor) or (ii) an act or failure to act by the Participant that constitutes cause for removal under applicable Texas law.

4. Restrictions on Awarded Shares. Subject to the provisions of the Plan and the terms of this Agreement, from the Date of Grant until the date the Awarded Shares are vested in accordance with Section 3 and are no longer subject to forfeiture in accordance with Section 3 (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, hypothecate, margin, assign, or otherwise encumber any of the Awarded Shares that have not vested. Except for these limitations, the Committee may, in its sole discretion, remove any or all of the restrictions on such Awarded Shares whenever it may determine that, by reason of changes in Applicable Laws or changes in circumstances after the date of this Agreement, such action is appropriate.

5. Legend. The following legend shall be placed on all certificates issued representing Awarded Shares:

On the face of the certificate:

“TRANSFER OF THIS STOCK IS RESTRICTED IN ACCORDANCE WITH CONDITIONS PRINTED ON THE REVERSE OF THIS CERTIFICATE.”

On the reverse:

“THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN Fermi Inc. 2025 LONG-TERM INCENTIVE PLAN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY IN DALLAS, TX. NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID PLAN. BY ACCEPTANCE OF THIS CERTIFICATE, ANY HOLDER, TRANSFEREE OR PLEDGEE HEREOF AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SAID PLAN.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. WITHOUT REGISTRATION, THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT ON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE BOARD OF THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR THE TRANSFER, OR THE SUBMISSION TO THE BOARD OF THE CORPORATION OF OTHER EVIDENCE REASONABLY SATISFACTORY TO THE BOARD TO THE EFFECT THAT ANY TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATIONS PROMULGATED THEREUNDER.”

All Awarded Shares owned by the Participant shall be subject to the terms of this Agreement and shall be represented by a certificate or certificates bearing the foregoing legend.

6. Delivery of Certificates; Registration of Shares. The Company shall deliver certificates for the Awarded Shares to the Participant or shall register the Awarded Shares in the Participant’s name, free of restriction under this Agreement, promptly after, and only after, the Restriction Period has expired without forfeiture pursuant to Section 3. In connection with any issuance of a certificate for Restricted Stock, the Participant shall endorse such certificate in blank or execute a stock power in a form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

7. Rights of a Shareholder. Except as provided in Section 3 and Section 4 above, the Participant shall have, with respect to the Participant’s Awarded Shares, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any dividends thereon. Any stock dividends paid with respect to Awarded Shares shall at all times be treated as the Awarded Shares and shall be subject to all restrictions placed on such Awarded Shares; any such stock dividends paid with respect to such Awarded Shares shall vest as the related Awarded Shares become vested. Any cash dividends paid with respect to unvested Awarded Shares shall at all times be subject to the provisions of this Agreement (including the vesting and forfeiture provisions set forth above); any such cash dividends paid with respect to such unvested Awarded Shares shall vest as such Awarded Shares become vested, and shall be paid to the Participant on the date the Awarded Shares to which such cash dividends relate become vested.

8. Non-Assignability. The Awarded Shares are not assignable or transferable by the Participant except by will or by the laws of descent and distribution.

9. The Participant’s Acknowledgments. The Participant acknowledges that a copy of the Plan has been made available for the Participant’s review by the Company and represents that the Participant is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all the terms and provisions thereof.

10. Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

11. Adjustment to Number of Awarded Shares. The number of Awarded Shares shall be subject to adjustment in accordance with Articles 11-13 of the Plan.

12. Voting. The Participant, as record holder of the Awarded Shares, has the exclusive right to vote, or consent with respect to, such Awarded Shares until such time as the Awarded Shares are transferred in accordance with this Agreement; provided, however, that this Section 12 shall not create any voting right where the holders of such Awarded Shares otherwise have no such right.

13. The Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that the Participant will not acquire any Awarded Shares, and that the Company will not be obligated to register any Awarded Shares in the Participant’s name or issue any Awarded Shares to the Participant hereunder, if the registration and/or issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination by the Company under this Section 13 shall be final, binding, and conclusive. The obligations of the Company and the obligations of the Participant are subject to all Applicable Laws, rules, and regulations.

14. Investment Representation. Unless the Awarded Shares are issued in a transaction registered under applicable federal and state securities laws, by the Participant’s execution hereof, the Participant represents and warrants to the Company that all Common Stock which may be acquired hereunder will be acquired by the Participant for investment purposes for the Participant’s own account and not with any intent for resale or distribution in violation of federal or state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

15. Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Texas (excluding any conflict of laws rule or principle of Texas law that might refer the governance, construction, or interpretation of this Agreement to the laws of another state).

16. Claim. The Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any shareholder or existing or former director, officer or Employee of the Company or any Subsidiary of the Company.

17. No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an Employee, Contractor, or Outside Director, or to interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee, Contractor, or Outside Director at any time.

18. Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement, and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

19. Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that are set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

20. Entire Agreement. This Agreement, together with the Plan, supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter in this Agreement and constitute the only agreements between the parties with respect to the subject matter in this Agreement. All prior negotiations and agreements between the parties with respect to the subject matter in this Agreement are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party regarding the subject matter of this Agreement, which are not embodied in this Agreement or the Plan and that any agreement, statement or promise regarding the subject matter of this Agreement that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect. Except for the specific representations expressly made by the Company in this Agreement, the Participant specifically disclaims that the Participant is relying upon or has relied upon any communications, promises, statements, inducements, or representation(s) that may have been made, oral or written, regarding the subject matter of this Agreement. The parties represent that they are relying solely and only on their own judgment in entering into this Agreement.

21. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

22. Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

23. Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties hereto (electronically or otherwise). Notwithstanding the preceding sentence, the Company may amend the Plan to the extent permitted by the Plan.

24. Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

25. Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

26. Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a. Notice to the Company shall be addressed and delivered as follows:

Fermi Inc.

600 S. Tyler St., Suite 1501

Amarillo, TX 79101

Attn: [______________]

b. Notice to the Participant shall be addressed and delivered to the most recent address in the Company’s records.

27. Clawback. The Participant acknowledges, understands and agrees, with respect to any shares of Common Stock registered in the Participant’s name (or delivered to the Participant) pursuant to this Agreement, that such shares of Common Stock shall be subject to recovery by the Company, and the Participant shall be required to repay such shares of Common Stock, in accordance with the Company’s clawback policy, as in effect from time to time. The Participant further acknowledges, understands, and agrees that the Board retains the right to modify the Company’s clawback policy at any time.

28. Tax Requirements. The Participant is hereby advised to consult immediately with the Participant’s own tax advisor regarding the tax consequences of this Agreement, the method and timing for filing an election to include this Agreement in income under Section 83(b) of the Code, and the tax consequences of such election. By execution of this Agreement, the Participant agrees that if the Participant makes such an election, the Participant shall provide the Company with written notice of such election in accordance with the regulations promulgated under Section 83(b) of the Code. The Participant acknowledges and agrees that the Participant is an Outside Director and not an Employee and the Participant shall be solely responsible for withholdings and payment of any and all federal, state, local, or other taxes required to be withheld or paid in connection with this Award.

29. Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, without limitation, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports and all other forms of communications) in connection with this and any other award made or offered by the Company. Electronic delivery may be via the Company’ electronic mail system or by reference to a location on the Company’s intranet or third-party website to which the Participant has access. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that the Participant’s electronic signature is the same as, and shall have the same force and effect as, the Participant’s manual signature.

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Signature Page Follows.]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence the Participant’s consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY:

Fermi Inc.

By:
Name:
Title:

PARTICIPANT:

Signature

Signature Page to the

Restricted Stock Award Agreement